Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Katherine DeVillers, Chief Financial Officer of Vintage Wine Estates, Inc., (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, that:

(1)
the Annual Report on Form 10-K for the fiscal year ended June 30, 2021 containing the financial statements of the Company (the “Periodic Report”), which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 13, 2021	/s/ Katherine DeVillers
Katherine DeVillers
Chief Financial Officer